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                                                                   Exhibit 10.42

                                PLEDGE AGREEMENT

      This PLEDGE AGREEMENT (this "Agreement"), is dated as of October 6, 2000, and is entered into by and between ePRESENCE, INC., a Massachusetts corporation (the "Pledgor"), and FLEET NATIONAL BANK, (the "Secured Party").

                                   WITNESSETH

      WHEREAS, the Pledgor is the legal and beneficial owner of the shares of stock described in Schedule I annexed hereto and issued by the corporations named therein (the "Pledged Shares");

      WHEREAS, the Pledgor and the Secured Party have entered into a Credit Agreement dated as of the date hereof (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) with the Pledgor and certain subsidiaries of the Pledgor, pursuant to which the Secured Party have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Pledgor;

      WHEREAS, it is a condition precedent to the initial extensions of credit by the Secured Party under the Credit Agreement that the Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement;

      NOW, THEREFORE, in order to induce The Secured Party to make Loans and other extensions of credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with the Secured Party as follows:

SECTION 1. Pledge of Security.

      The Pledgor hereby pledges and assigns to the Secured Party, and hereby grants to the Secured Party a security interest in, all of the Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

      (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of the Pledgor in the entries on the books of any financial or securities intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

      (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of the Pledgor in the entries on the books of any financial or securities intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time
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received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

      (c) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Guarantor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of the Pledgor in the entries on the books of any financial or securities intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; and

      (d) to the extent not covered by clauses (a) through (c) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to the Pledgor or the Secured Party from time to time with respect to any of the Pledged Collateral.

SECTION 2. Security for Obligations.

      This Agreement secures, and the Pledged Collateral is collateral security for, all Obligations of the Pledgor as such term is defined in the Credit Agreement, including without limitation, all obligations of the Pledgor hereunder.

SECTION 3. Delivery of Pledged Collateral.

      All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by the Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time following the occurrence and continuance of an Event of Default, in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

SECTION 4. Representations and Warranties.

      The Pledgor represents and warrants as follows:

      (a) Due Authorization of Pledged Collateral. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.


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      (b) Description of Pledged Collateral. The Pledged Shares constitute that percentage of the issued and outstanding shares of stock of each issuer thereof set forth in Schedule I and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

      (c) Ownership of Pledged Collateral. The Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Encumbrance except for the security interest created by this Agreement.

      (d) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by the Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) the exercise by the Secured Party of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement.

      (e) Issuer Authorization. No consent, authorization, approval or other action by, and no notice to or filing with, any corporate action is required on behalf of the issuers of the Pledged Shares for either (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by the Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) the exercise by the Secured Party of the voting or other rights, or the remedies in respect of any Pledged Collateral provided for in this Agreement.

      (f) Perfection. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in such Pledged Collateral securing the payment of the Secured Obligations, and as a result of the delivery of the certificates representing the Pledged Shares to the Secured Party, together with the appropriately completed and executed instruments of transfer, the Secured Party will have "control" over the Pledged Shares, as such term is defined in the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts.

      (g) Margin Regulations. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

      (h) Other Information. All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of Pledgor with respect to the Pledged Collateral is accurate and complete in all material respects.

SECTION 5. Transfers and Other Liens; Additional Pledged Collateral; etc.

      The Pledgor shall:

      (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral,
(ii) create or suffer to exist any


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lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, or (iii) permit any issuer of Pledged Shares to merge or consolidate, except, in each case, to the extent expressly permitted in the Credit Agreement;

      (b) (i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer except to the Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares, and (iii) except with respect to shares of common stock of Switchboard currently owned by the Pledgor and any investments permitted to be acquired by the terms of Section 7.7 of the Credit Agreement, pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of or other securities indicating ownership interest in any Person;

      (c) promptly deliver to the Secured Party all written notices received by it with respect to the Pledged Collateral; and

      (d) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that the Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five Business Days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against the Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

SECTION 6. Further Assurances: Pledge Amendments.

      (a) The Pledgor agrees that from time to time, at its expense, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, the Pledgor will:
(i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (ii) do all things necessary or desirable, as determined by the Secured Party, to transfer control over any Pledged Collateral to the Secured Party including, but not limited to, registering the Secured Party as the holder of any securities entitlement or commodities contract, as appropriate, relating to the Pledged Collateral and entering into any control agreement, in the form designated by the Secured Party, pursuant to which the securities intermediary shall agree that it will comply with the entitlement orders originated by the Secured Party without further consent by the Pledgor, with respect to the Pledged Collateral, and entering into any control agreement, in the form designated by the Secured Party, pursuant to which the commodity intermediary shall agree that it will apply any value distributed on account of any commodity contract constituting Pledged Collateral, as directed by the Secured Party without further consent by the Pledgor and (iii) at the Secured Party's request, appear in and defend any action or proceeding that may affect the Pledgor's title to or the Secured Party's security interest in all or any part of the Pledged Collateral.


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      (b) The Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b), promptly (and in any event within five Business Days) deliver to the Secured Party a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule II annexed hereto a ("Pledge Amendment"), in respect of the additional Pledged Shares to be pledged pursuant to this Agreement. The Pledgor hereby authorizes the Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of the Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of the Secured Party therein or otherwise adversely affect the rights and remedies of the Secured Party hereunder with respect thereto.

SECTION 7. Voting Rights; Dividends; Etc.

      (a) So long as no Event of Default shall have occurred and be continuing:

            (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement;

            (ii) The Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends paid in respect of the Pledged Collateral; provided, however that any and all dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral shall be, and shall forthwith be delivered to the Secured Party to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with all necessary endorsements); and

            (iii) The Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, dividend payment orders and other instruments as the Pledgor may from time to time reasonably request for the purpose of enabling the Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, and other distributions which it is authorized to receive and retain pursuant to paragraph (ii) above.

      (b) Upon the occurrence and during the continuation of an Event of
Default:

            (i) upon written notice from the Secured Party to the Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;


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            (ii) all rights of the Pledgor to receive the dividend and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and other distributions;

            (iii) all dividends and other distributions which are received by the Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor and shall forthwith be paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements); and

            (iv) the Secured Party may, at its discretion, transfer the Pledged Collateral to itself, or to its nominee.

      (c) In order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), the Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request.

SECTION 8. Secured Party Appointed Attorney-in-Fact.

      The Pledgor hereby irrevocably appoints the Secured Party as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Secured Party or otherwise, from time to time, while an Event of Default has occurred and is continuing, in the Secured Party's discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

      (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of the Pledgor; and

      (b) subject to the rights of the Pledgor under Section 7(a), to receive, endorse and collect any instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

SECTION 9. Secured Party May Perform.

      If the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 14(b).

SECTION 10. Standard of Care.


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      The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral, it being understood that the Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, tenders or other matters relating to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property consisting of negotiable securities.

SECTION 11. Remedies.

      (a) If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Pledged Collateral), and the Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. The Secured Party may be the purchaser of any or all of the Pledged Collateral at any such public sale and the Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by the Secured Party at such sale. Each purchaser at any public or private sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If the proceeds of any sale or other disposition of the Pledged Collateral are


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insufficient to pay all the Secured Obligations, the Pledgor shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency.

      (b) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 ("Securities Act") and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, the Pledgor agrees that the choice of a private sale shall be deemed to be a commercially reasonable choice and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

      (c) If the Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

SECTION 12. Application of Proceeds.

      Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Secured Party, be held by the Secured Party as Pledged Collateral for, and/or then, or at any time thereafter, applied in full or in part by the Secured Party to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys fees, travel and all other expenses which may be incurred by the Secured Party in attempting to collect the Secured Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Secured Obligations in the order set forth in such order or preference as the Secured Party may determine after proper allowance for Secured Obligations not then due. Only after such applications, and after payment by the Secured Party of any amount required by ss.9-504(l)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, need the Secured Party account to the Pledgor for any surplus.

SECTION 13. Indemnity and Expenses.

      (a) The Pledgor agrees to indemnify the Secured Party and each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or


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resulting from this Agreement and the transactions contemplated hereby
(including, without limitation, enforcement of this Agreement) except to the extent arising from the gross negligence or willful misconduct of the Secured Party or such Lender.

      (b) The Pledgor will pay to the Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

SECTION 14. Continuing Security Interest: Transfer of Loans and Notes.

      This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of all Secured Obligations and the cancellation or termination of all of the Commitments, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), the Secured Party may assign or otherwise transfer any Loans and Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations and the cancellation or termination of all of the Commitments, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination the Secured Party will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and the Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to the Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

SECTION 15. Amendments: Etc.

      No amendment or waiver of any provision of this Agreement, or consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 16. Notices.

      All notices hereunder to any party hereto shall be in writing and shall be deemed to have been given when given in accordance with the Credit Agreement.

SECTION 17. Failure or Indulgence Not Waiver: Remedies Cumulative.

      No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power,


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

right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 18. Severability.

      In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 19. Headings.

      Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 20. Governing Law; Consent to Jurisdiction.

      THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE PLEDGOR CONSENTS TO THE JURISDICTION OF ANY OF THE FEDERAL OR STATE COURTS LOCATED IN SUFFOLK COUNTY IN THE COMMONWEALTH OF MASSACHUSETTS IN CONNECTION WITH ANY SUIT TO ENFORCE THE RIGHTS OF THE SECURED PARTY UNDER THIS AGREEMENT. THE PLEDGOR IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN THE COURTS REFERRED TO IN THE PRECEDING SENTENCE AND IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 23. Waiver of Jury Trial.

      THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY. EXCEPT AS PROHIBITED BY LAW, THE PLEDGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE PLEDGOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY WOULD NOT, IN THE EVENT OF

LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN CONSTITUTE A MATERIAL INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND TO MAKE THE LOAN.

SECTION 24. Counterparts.

      This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             FLEET NATIONAL BANK


                             By: /s/ Daniel G. Head. Jr.
                                 -----------------------------
                                 Daniel G. Head, Jr.
                                 Director

                             Notice Address:

                             100 Federal Street
                             Mail Stop MA DE 10008H
                             Boston, Massachusetts 02110
                             Attention: Daniel G. Head, Jr., Director
                             Facsimile: (617) 434-0819

                             with a copy to (which shall not constitute notice):

                             Sullivan & Worcester, LLP
                             One Post Office Square
                             Boston, MA 02109
                             Attention: Dennis J. White, Esq.
                             Facsimile: (617) 338-2880


                             ePRESENCE, INC.


                             By: /s/ Richard M. Spaulding
                                 -----------------------------
                                 Name: Richard M. Spaulding
                                 Title: SVP and CFO


                             Notice Address:


                             120 Flanders Road
                             P.O. Box 5013
                             Westboro, Massachusetts 01581-5013
                             Attention: President
                             Facsimile:

                                PLEDGE AGREEMENT
                                   SCHEDULE I

------------------------------------------------------------------------------------------------
                                                                                    % of
                                                            Cert.                Outstanding
Pledgor                Issuer                Class           #s       Par       Shares of Stock
-------                ------                -----          -----     ---       ---------------
------------------------------------------------------------------------------------------------
ePresence, Inc.  ePresence International   Common Stock      1       $.10 Par         100%
                 Incorporated (f.k.a.                                  Value
                 Banyan Systems
                 International
                 Incorporated)
------------------------------------------------------------------------------------------------
ePresence, Inc.  ePresence Securities      Common Stock      1       $.01 Par         100%
                 Corporation (f.k.a.                                   Value
                 Banyan Securities
                 Corporation)
------------------------------------------------------------------------------------------------
ePresence, Inc.  ePresence Web             Common Stock      7        No Par          100%
                 Consulting, Inc. (f k.a.                              Value
                 ePresence, Inc.)
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series A          11       No Par          50%
                 Designs                   Common                      Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series A          12       No Par          50%
                 Designs                   Common                      Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          1        No Par          29.6%
                 Designs                   Common Non-                 Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          2        No Par          22.2%
                 Designs                   Common Non-                 Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          3        No Par          10.4%
                 Designs                   Common Non-                 Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          4        No Par          7.4%
                 Designs                   Common Non-                 Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          5        No Par          7.4%
                 Designs                   Common Non-                 Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          6        No Par          7.4%
                 Designs                   Common Non-                 Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          7        No Par          3.7%
                 Designs                   Common Non-                 Value
                                           Voting Stock
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                    % of
                                                            Cert.                Outstanding
Pledgor                Issuer                Class           #s       Par       Shares of Stock
-------                ------                -----          -----     ---       ---------------
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          8       No Par           2.9%
                 Designs                   Common Non-                Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          9       No Par           2.6%
                 Designs                   Common Non-                Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          10      No Par           1.9%
                 Designs                   Common Non-                Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          11      No Par           1.9%
                 Designs                   Common Non-                Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          12      No Par           .65%
                 Designs                   Common Non-                Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          13      No Par           .65%
                 Designs                   Common Non-                Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          14      No Par           .65%
                 Designs                   Common Non-                Value
                                           Voting Stock
------------------------------------------------------------------------------------------------
ePresence, Inc.  Strategic Network         Series B          15      No Par           .65%
                 Designs                   Common Non-                Value
                                           Voting Stock
------------------------------------------------------------------------------------------------

                                   SCHEDULE II

                                PLEDGE AMENDMENT


      This Pledge Amendment, dated _____________, is delivered pursuant to
Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated as of October 6, 2000, between the undersigned and Fleet National Bank, as the Secured Party (the "Pledge Agreement", capitalized terms defined therein being used herein as therein defined), and that the shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Obligations.

                                 ePRESENCE, INC.



                                 By: ___________________________
                                        [Name]
                                        [Title]

--------------------------------------------------------------------------------
                      Class            Stock                         Number
                       of           Certificate          Par           of
Stock Issuer          Stock           Numbers           Value        Shares
--------------------------------------------------------------------------------